                                                                    EXHIBIT 10.3

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and
                                                         ---------
entered into effective as of July 3, 2001, by and among CAIS, INC. (the "Borrower"), a Virginia corporation, each of the lending entities which is a
 --------
party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"),
                                   ------                          -------
and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                    --------------------

                                    RECITALS:
                                    ---------

         A. Pursuant to that certain Credit Agreement dated as of June 4, 1999, by and among the Borrower, the Lenders and the Administrative Agent (as amended, the "Credit Agreement"), the Lenders agreed to provide to the Borrower
              ----------------
a senior secured credit facility in the maximum aggregate principal amount of $30,000,000. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. Pursuant to the request of the Borrower, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement.

                                   AGREEMENTS:
                                   -----------

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.   Terms Defined. Unless otherwise defined or stated in this
              -------------
Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

         2.   Amendment to Section 1.1.
              -------------------------

         (a)  The following new term and definition thereof are hereby added to
Section 1.1 of the Credit Agreement, which term (and related definition) shall
-----------
appear in alphabetical order in Section 1.1:
                                -----------

              "'CII Ventures Subordinated Debt' means the subordinated debt
                ------------------------------
         which may be incurred by the Borrower from time to time under that certain Credit Agreement dated as of July 3, 2001, among the Borrower, Holdings, CII Ventures II LLC (as administrative agent and a lender), Ulysses G. Auger II (as a lender) and R. Theodore Ammon (as a lender)."


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 1

         (b)  The following definition set forth in Section 1.1 of the Credit
                                                     -----------
Agreement is hereby amended and restated to read in its entirety as follows:

              "'Maturity Date' means December 28, 2001."

         (c)  Clause (g) of the definition of the term "Permitted Liens" set
              ---------
forth in Section 1.1 of the Credit Agreement is hereby amended and restated to
         -----------
read in its entirety as follows:

              "(g) (i) purchase money Liens existing as of July 3, 2001 (A) in favor of Tut Systems, Inc. covering equipment purchased by the Borrower from such entity and securing purchase money Debt in an amount not to exceed $3,800,000 and (B) in favor of Compaq Computer Corporation covering equipment purchased by the Borrower from such entity and securing purchase money Debt in an amount not to exceed $2,300,000, and
         (ii) Liens evidenced by, and attaching only to the Property described in, the following financing statement executed by the Borrower securing Debt in an aggregate amount not to exceed $750,000 at any time outstanding: financing statement no. 9900013025 filed on August 9, 1999 naming WorldCom Technologies, Inc. as secured party as filed with the Secretary of State of the District of Columbia; and".

         3.   Amendment to Section 2.3. Section 2.3 of the Credit Agreement is
              ------------------------  -----------
hereby amended and restated to read in its entirety as follows:

              "Section 2.3.  Repayment of Loans. The Borrower shall pay to the
                             ------------------
         Administrative Agent for the account of each Lender the principal of the Loans outstanding as of the Amortization Commencement Date (and the principal of such Loans outstanding as of such date shall be due and payable), commencing on the Amortization Commencement Date, and continuing on the last Business Day of each month thereafter through and including the Maturity Date, which installments shall be in the amounts shown for each date specified in the following table:

              ------------------------------------------------------------------
                                                  Amount of Principal Amount of
                   Principal Payment Date             Loans Due and Payable
              ------------------------------------------------------------------
               Amortization Commencement Date              $4,000,000.00
              ------------------------------------------------------------------
                      January 31, 2001                     $1,010,514.75
              ------------------------------------------------------------------
                      the Maturity Date              All Loans due and payable
              ------------------------------------------------------------------

              The Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Loans (and all outstanding principal of the Loans shall be due and payable) on the Maturity Date."


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 2

         4.   Amendment to Section 2.4(b). The period at the end of clause (iv)
              --------------------------                            ----------
of Section 2.4(b) of the Credit Agreement is hereby deleted and replaced by a
   -------------
semicolon, and the following clause is hereby added to the end of Section 2.4(b)
                                                                  -------------
following clause (iv) thereof:
          ----------

         "provided, however, that all interest accrued on the Loans on and after
          -----------------
         July 1, 2001 shall be due and payable on the Maturity Date."

         5.   Amendment to Section 2.7(d). Section 2.7(d) of the Credit
              --------------------------   -------------
Agreement is hereby amended and restated to read in its entirety as follows:

              "(d)   Proceeds of Sale or Placement of Debt or Capital Stock. The
                     ------------------------------------------------------
         Borrower shall, within two Business Days after it receives any proceeds from any issuance or placement of Debt and/or Capital Stock of the Borrower and/or Holdings closed subsequent to July 3, 2001, pay to the Administrative Agent, as a prepayment of the Loans, (i) prior to the time when the Borrower and/or Holdings have received $25,000,000 in aggregate gross proceeds from all such issuances or placements of Debt and/or Capital Stock, twenty percent (20%) of all net proceeds (i.e., gross proceeds less reasonable out-of-pocket transaction costs actually incurred) of each such issuance or placement of Debt and/or Capital Stock, and (ii) on and subsequent to the time when the Borrower and/or Holdings have received $25,000,000 in aggregate gross proceeds from all such issuances or placements of Debt and/or Capital Stock, all net proceeds (i.e., gross proceeds less reasonable out-of-pocket transaction costs actually incurred) of each such issuance or placement of Debt and/or Capital Stock; provided, however, that (A) no such
                                       -----------------
         prepayment shall be required from the proceeds of the issuance of the CII Ventures Subordinated Debt, (B) to the extent that the Borrower is also required by the terms of applicable loan documents to prepay any Debt that is permitted to be prepaid under Section 9.17 hereof, the
                                                    ------------
         Borrower shall be required to pay to the Administrative Agent a 'Pro-Rata Amount' of the Obligations (as defined in clause (c) of this
                                                             ---------
         Section 2.7), and (C) the Borrower shall not incur Debt except in
         -----------
         compliance with Section 9.1 hereof."
                         -----------

         6.   Amendment to Section 5.1. Section 5.1 of the Credit Agreement is
              ------------------------  -----------
hereby amended and restated to read in its entirety as follows:

              "Section 5.1 Collateral. To secure the full and complete payment
                           ----------
         and performance of the Obligations, the Borrower will, and will cause Holdings and each Subsidiary of the Borrower to, grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien on all of its (i.e., the Borrower's, Holdings' or such Subsidiary's, as applicable) right, title and interest in and to all of its Properties whether now owned or hereafter acquired, pursuant to the Security Documents, including, without limitation, the following (provided, however, that Holdings
                                            -----------------
         shall be required to grant such a Lien only on the Capital Stock of the Borrower referred to in clause(d) below and not on any other Properties
                                 --------
         of Holdings and the Security Agreement executed by the Borrower


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 3 relating to certain equipment, other than the Nortel Networks Equipment, may contain a provision mutually acceptable to the Administrative Agent and the Borrower limiting the grant of a Lien on such equipment if and to the extent that such equipment is subject to a valid and binding conditional sales agreement or lease which contractually prohibits the grant of such a Lien):

                  (a) all Nortel Networks Equipment purchased under the Master Purchase Agreement and owned by the Borrower or any Subsidiary of the Borrower and any and all additions, substitutions and replacements of any of the foregoing, wherever located and whether the same constitute personal property or fixtures, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto;

                  (b)   all Nortel Networks Software;

                  (c)   all Service Agreement Revenues;

                  (d) all Capital Stock of the Borrower and each of the Subsidiaries of the Borrower;

                  (e) all of the Property (as such Property is more specifically described in the Security Documents), including tangible and intangible Property and real and personal Property, of the Borrower and each of the Subsidiaries of the Borrower, including, without limitation, all of the following: accessions; accounts; certificates of title; chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper); commercial tort claims; deposit accounts (including, without limitation, uncertificated certificates of deposit and non-negotiable certificates of deposit); documents; equipment; farm products; financial assets; fixtures; general intangibles (including, without limitation, Intellectual Property, Permits, payment intangibles and software, and including, without limitation, contract rights and Material Contracts and all consents and waivers necessary or appropriate from all parties to such contracts to permit the grant of a security interest therein to the Administrative Agent as security for the payment and performance of the Obligations and assignment of such contracts); goods; health-care-insurance receivables; instruments (including, without limitation, certificates of deposit, negotiable instruments, notes and drafts); inventory; investment property (including, without limitation, securities, security entitlements, securities accounts, commodity contracts and commodity accounts); letters of credit; oil, gas and other minerals; proceeds (including, without limitation, cash proceeds, non-cash proceeds and proceeds of letters of credit); promissory notes; supporting obligations (including, without limitation, letter-of-credit rights); and all real Property and interests therein; and

                  (f) all cash and non-cash proceeds and products of any of the foregoing."


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 4

         7.   Amendment to Section 5.2. Section 5.2 of the Credit Agreement is
              ------------------------  -----------
hereby amended and restated to read in its entirety as follows:

              "Section 5.2 Guaranties. The Borrower will cause Holdings, each of
                           ----------
         the Subsidiaries of the Borrower (whether owned as of the Closing Date or thereafter organized or created) and each of the Subsidiaries of Holdings which has Guaranteed any Subordinated Debt of the Borrower (whether owned as of the Closing Date or thereafter organized or created) to Guarantee the payment and performance of the Obligations pursuant to the Guaranties."

         8.   Conditions Precedent. The effectiveness of this Amendment is
              --------------------
subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before July 31, 2001 (except as provided in clause (a)(v) hereof below):
                       ------------

         (a) The Administrative Agent shall have received, or shall receive substantially concurrently herewith, all of the following, each dated (where applicable and unless otherwise indicated) the date of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent:

              (i)    Amendment Documents. This Amendment as executed by the
                     -------------------
         parties hereto, a Security Agreement executed by each of the Borrower, each Subsidiary of the Borrower and Holdings (as required by Section
                                                                      -------
         5.1 of the Credit Agreement as amended by this Amendment), UCC-1
         ---
         financing statements relating to such Security Agreements (or amendments to existing financing statements, as the Administrative Agent may require), stock certificates evidencing that Capital Stock of the Borrower pledged by Holdings, together with stock powers executed in blank or other appropriate instruments of transfer as the Administrative Agent may require, a subordination agreement executed by CII Ventures II LLC, the Borrower and Holdings pursuant to which, among other things, payment of the CII Ventures Subordinated Debt is subordinated to the payment of the Obligations to the extent set forth in such subordination agreement and any other agreement, document, instrument or certificate reasonably required by the Administrative Agent or the Lenders to be executed or delivered by the Borrower or any other Loan Party in connection with this Amendment (collectively, the "Amendment Documents");
          -------------------

              (ii)   Resolutions. Resolutions of the Board of Directors of the
                     -----------
         Borrower, Holdings and the other Loan Parties certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by the Borrower, Holdings and the other Loan Parties of this Amendment and the other Amendment Documents to which the Borrower, Holdings or such Loan Party is or is to be a party;

              (iii)  Fees, Costs and Expenses. All fees, costs and expenses
                     ------------------------
         (including, without limitation, attorneys' fees and expenses) incurred by the Administrative Agent incident to this Amendment or required to be paid in accordance with Section 13.1 of the Credit Agreement,
                                    ------------

SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 5 to the extent incurred and submitted to the Borrower, shall have been paid in full by the Borrower within 30 days of the Borrower's receipt of an invoice therefor;

              (iv)   Prepayment of the Loans. A prepayment of the Obligations in
                     -----------------------
         the amount of $1,000,000 as provided and at the time set forth in Paragraph 20 of this Amendment;
         ------------

              (v)    Releases of Other Liens. Written releases of all Liens,
                     -----------------------
         other than Permitted Liens, affecting any of the Collateral or evidence that releases of such Liens have been appropriately filed or recorded, including, without limitation, releases of all Liens (including financing statements) in favor of Cisco Systems Capital Corporation ("Cisco") and evidence that all Debt previously incurred by the
           -----
         Borrower to Cisco has been paid in full; provided, however, that (A)
                                                  -----------------
         Liens in favor of Cisco attaching to equipment of the Borrower manufactured by, or sold to the Borrower by, Cisco or its affiliates (the "Cisco Equipment") shall not be required to be released until on
               ---------------
         or before September 30, 2001 as provided in Paragraph 22 of this
                                                     ------------
         Amendment and (B) an amount not to exceed the minimum amount contractually required to be maintained in escrow by the Borrower, pursuant to its existing agreement relating thereto, may be maintained in an escrow account for the benefit of Cisco or its affiliates to secure contingent liabilities of the Loan Parties to Cisco or its affiliates relating to patents, provided, further, however, that the
                                         --------------------------
         aggregate amount maintained in escrow shall not at any time exceed $5,000,000; and

              (vi)   Additional Information. The Administrative Agent shall have
                     ----------------------
         received such additional agreements, documents, instruments and information as the Administrative Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby;

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof after giving effect to this Amendment as if made again on and as of the date hereof (except if and to the extent that such representations and warranties are or were expressly made only as of another specific date);

         (c) All corporate proceedings taken in connection with this Amendment and the other Amendment Documents, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

         (d) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

         9.   Representations and Warranties. Each of the Borrower and the other
              ------------------------------
Loan Parties hereby jointly and severally represent and warrant to, and agrees with, the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower, Holdings and the other Loan Parties and will not violate the


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 6

Borrower's, Holdings' or any Loan Party's corporate charter or bylaws; (b) the term Loan Documents as defined in the Credit Agreement and as used in any of the Loan Documents includes, without limitation, the Amendment Documents; (c) all representations and warranties set forth in the Credit Agreement and in the Security Documents are true and correct as if made again on and as of such date (except if and to the extent that such representations and warranties were expressly made only as of another specific date); (d) no Default or Event of Default has occurred and is continuing immediately after giving effect to this Amendment; (e) there are no offsets, counterclaims or defenses of any type to the Obligations under the Credit Agreement; (f) the Credit Agreement, the Notes, the Guaranties, the Security Documents and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of the Borrower and the other Loan Parties (as applicable) which are parties thereto in accordance with their terms; (g) the CII Ventures Subordinated Debt is not, and will not be, secured by any Lien and constitutes "Subordinated Debt", as such term is defined in the Credit Agreement, permitted to be incurred by the Borrower in accordance with Section 9.1 of the Credit
                                                  -----------
Agreement; (h) all Debt incurred by the Borrower to Cisco has been paid in full; and (i) neither Holdings nor the Borrower has any Subsidiaries other than the Subsidiaries identified on Schedule 1 attached hereto and incorporated herein by
                           ----------
reference.

         10.  Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL
              -------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION) AND APPLICABLE LAWS OF THE U.S.

         11.  Counterparts. This Amendment may be executed in any number of
              ------------
counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         12.  No Oral Agreements. THIS AMENDMENT, TOGETHER WITH THE CREDIT
              ------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWER OR ANY OTHER LOAN PARTY AND (B) THE ADMINISTRATIVE AGENT OR ANY LENDER.

         13.  Agreement Remains in Effect; No Waiver. Except as expressly
              --------------------------------------
provided herein, all terms and provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Administrative Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Administrative Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 7 such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the Loan Documents or otherwise.

         14.  Survival of Representations and Warranties. All representations
              ------------------------------------------
and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon such representations and warranties.

         15.  Reference to Credit Agreement. This Amendment shall constitute a
              -----------------------------
Loan Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         16.  Severability. Any provision of this Amendment held by a court of
              ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         17.  Successors and Assigns. This Amendment is binding upon and shall
              ----------------------
inure to the benefit of the Administrative Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns; provided,
                                                                    --------
however, that neither the Borrower nor any of the other Loan Parties may assign
-------
or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         18.  Headings. The headings, captions and arrangements used in this
              --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         19.  Possible Extension of the Maturity Date. In the event that (a)
              ---------------------------------------
either (i) the entirety of the CII Ventures Subordinated Debt has been converted into equity of Holdings (and thereby effectively cancelled) in a manner reasonably satisfactory to the Administrative Agent or (ii) the maturity date (including the due date for the payment of all principal) of the CII Ventures Subordinated Debt has been extended beyond December 31, 2001, and (b) no Default or Event of Default is in existence as of December 28, 2001, then the Administrative Agent and the Lenders shall, upon request of the Borrower made at that time, (A) extend the Maturity Date to February 15, 2002 in the event that CII Ventures Subordinated Debt has been so converted into equity of Holdings as provided in clause (i) preceding, or (B) extend the Maturity Date to the earlier
            ---------
to occur of February 15, 2002 or three Business Days prior to the extended maturity date of the CII Ventures Subordinated Debt in the event that the maturity date of the CII Ventures Subordinated Debt has been so extended as provided in clause (ii) preceding.
            ----------

SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 8

         20.  Compliance with Conditions Precedent. The Borrower hereby
              ------------------------------------
covenants and agrees with the Administrative Agent and the Lenders that (a) the Borrower will prepay the Obligations in the amount of $1,000,000 immediately upon the closing and initial funding with respect to the CII Ventures Subordinated Debt, which prepayment shall be applied first to accrued interest and then to the outstanding principal amount of the Loans, and (b) the Borrower will cause all conditions precedent to the effectiveness of this Amendment to be fully satisfied (except as otherwise provided herein) on or before July 31, 2001.

         21.  Permitted Subordinated Debt. The Lenders hereby agree that the CII
              ---------------------------
Ventures Subordinated Debt, as governed by the Subordinated Credit Agreement dated as of July 3, 2001 provided to the Administrative Agent by the Borrower, is on terms and conditions acceptable to the Required Lenders for purposes of clause (b) of Section 9.1 of the Credit Agreement.
---------     -----------

         22.  Release of Liens on Cisco Equipment. The Borrower hereby covenants
              -----------------------------------
and agrees with the Administrative Agent and the Lenders that all Liens in favor of Cisco attaching to the Cisco Equipment shall be released on or before September 30, 2001, and that the Borrower will provide appropriate evidence of such releases to the Administrative Agent on or before such date.

         23.  Waiver of Financial Covenants and Consent to Certain Matters.
              ------------------------------------------------------------

         (a) The Administrative Agent and the Lenders hereby waive the Borrower's noncompliance with each of the covenants set forth in Sections 8.15,
                                                                 -------------
8.17, 10.1, 10.2, 10.3 and 10.4 of the Credit Agreement, in each case for and
----------------------     ----
during the periods through and including the Maturity Date (as such Maturity Date may be extended pursuant to Paragraph 19 of this Amendment); provided,
                                 ------------                     --------
however, that the waiver contained in this Paragraph 23(a) is limited strictly
-------                                    --------------
as written and shall not be deemed to constitute a waiver of, or any consent to any noncompliance with, any term or provision of the Credit Agreement except as expressly set forth in this Paragraph 23(a).
                            --------------

         (b) The Administrative Agent and the Lenders hereby agree, subject to the proviso below, that none of the matters described as follows, in and of itself, shall constitute a Default or an Event of Default:

                  (i) the Borrower's repayment of Debt owed to Cisco as described in, and in accordance with Paragraph 2b of, that certain Loan Repayment and Settlement Agreement dated as of May 18, 2001, among Cisco, the Borrower, Holdings, Cisco Systems, Inc. ("Cisco Inc.") and
                                                              ----------
         CAIS Software Solutions, Inc. ("CAIS Software") (which repayment the
                                         -------------
         Borrower represents and warrants was previously made);

                  (ii) the disbursement from escrow of funds as described in, and in accordance with, clause (a) of Section 8.4 of that certain Asset Purchase Agreement dated as of October 19, 2000, among Cisco Inc., CAIS Software, Holdings and the Borrower (the "Asset Purchase Agreement")
                                                   ------------------------
         and in clause (a) of Section 3 of that certain Escrow Agreement dated as of December 4, 2000, among Cisco Inc., CAIS Software, Holdings and the Borrower (the "Escrow Agreement"), in each case as set forth in and
                            ----------------
         amended by Section 1 of that certain


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 9

         First Amendment to Asset Purchase Agreement and First Amendment to Escrow Agreement dated as of May 18, 2001, among Cisco Inc., Holdings, CAIS Software and the Borrower (the "First Amendment");
                                              ---------------

                  (iii) compliance by the Borrower, Holdings and CAIS Software with the provisions of clause (c) of Section 8.4 of the Asset Purchase Agreement and clause (c) of Section 3 of the Escrow Agreement, in each case as set forth in and amended by Section 1 of the First Amendment; or

                  (iv) the security interest required to be granted to Cisco by the Borrower, Holdings and/or CAIS Software in the Escrow Agreement, the "Escrow Funds" and any "Claims Insurance Policy", in certain equipment purchased from Cisco by the Borrower, Holdings and/or CAIS Software and all data, software and other information stored therein and in the proceeds thereof, in each case as described in, and in accordance with, clause (d) of Section 8.4 of the Asset Purchase Agreement and clause (d) of Section 3 of the Escrow Agreement, in each case as set forth in and amended by Section 1 of the First Amendment;

provided, however, that (A) the agreement contained in this Paragraph 23(b) is
-----------------                                           --------------
limited strictly as written and shall not be deemed to constitute an agreement with respect to or a waiver of, or any consent to any noncompliance with, any term or provision of the Credit Agreement except as expressly set forth in this Paragraph 23(b), and (B) any failure of the Borrower or any other Loan Party to
--------------
comply with any term or provision of this Amendment (including, without limitation, Paragraph 22 hereof) shall constitute a Default and (upon the lapse
            ------------
of any applicable grace period, if any) an Event of Default.

         24.  Sale of Certain Surplus Equipment. The Administrative Agent and
              ---------------------------------
the Lenders hereby consent to the Borrower's sale of the surplus equipment identified on Schedule 2 attached hereto and incorporated herein by reference
              ----------
and agree that the sale of such equipment shall not result in a requirement that the Loans be prepaid by an amount equal to the Net Proceeds of such sale pursuant to Section 2.7(a) of the Credit Agreement.
            -------------

                  [Remainder of page intentionally left blank.]


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 10

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

                                    BORROWER:
                                    ---------

                                    CAIS, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT

                                    ADMINISTRATIVE AGENT:
                                    --------------------

                                    NORTEL NETWORKS INC.,
                                    as Administrative Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LENDERS:
                                    --------

                                    NORTEL NETWORKS INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT

            CONSENT TO AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS
            --------------------------------------------------------

         The undersigned hereby (a) consents to the execution and delivery of the Sixth Amendment to Credit Agreement to which this Consent to Amendment and Reaffirmation of Loan Documents is attached (the "Amendment") by the parties
                                                  ---------
thereto, (b) agrees that the Amendment shall not limit or diminish the indebtedness, liabilities or obligations of the undersigned under the Guaranty Agreement or Subordination Agreement, each dated as of June 4, 1999, executed by the undersigned and delivered to the Administrative Agent (the "Holdings Loan
                                                                -------------
Documents"), (c) agrees that the "Guaranteed Obligations" (as defined in such
---------
Guaranty Agreement) guaranteed by the undersigned pursuant to such Guaranty Agreement include, without limitation, the Obligations, (d) reaffirms all of its indebtedness, liabilities and obligations under each of the Holdings Loan Documents, and (e) agrees that each of the Holdings Loan Documents remains in full force and effect and is hereby ratified and confirmed.

         Capitalized terms used herein shall have the meanings therefor ascribed by the "Credit Agreement" as such term is defined in the Amendment and as such Credit Agreement is amended by the Amendment.

         Dated effective as of July 3, 2001.

                                    CAIS INTERNET, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT

                                   SCHEDULE 1
                                   ----------

                                  SUBSIDIARIES


1.       Subsidiaries of Holdings:

         a.   CAIS, Inc., a Virginia corporation

         b.   CAIS Software Solutions, Inc., a California corporation

         c.   Business Anywhere USA, Inc., a California corporation

         d.   CAIS Purchasing Company, a Delaware corporation


2.       Subsidiaries of the Borrower:   None.


SIXTH AMENDMENT TO CREDIT AGREEMENT

                                   SCHEDULE 2
                                   ----------

                                SURPLUS EQUIPMENT

         All of the following surplus equipment permitted to be sold shall not have an aggregate fair market value exceeding $1,743,600 and consists only of routers, switches, servers, PC's and/or monitors purchased for use in the installation of high speed internet service in hotels and apartment buildings and is not currently a part of the Borrower's network.

--------------------------------------------------------------------------------
                     Description                             Amount or Value
--------------------------------------------------------------------------------
Somera                                                          $  212,000
--------------------------------------------------------------------------------
Quantum Tech                                                    $  119,800
--------------------------------------------------------------------------------
Starwood                                                        $  200,000
--------------------------------------------------------------------------------
BPAI                                                            $    1,800
--------------------------------------------------------------------------------
Employees (excess computer equipment)                           $   10,000
--------------------------------------------------------------------------------
Additional equipment sales being negotiated                     $1,200,000
--------------------------------------------------------------------------------
TOTAL                                                           $1,743,600
--------------------------------------------------------------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT